                                                                   Exhibit 10.21

FLOATING CHARGE DEBENTURE (Scotland) (5th Revision March 1995)

THIS DEBENTURE is made by Eildon Electronics Limited (Reg No SC74971) whose Registered Office is situate at 5 Lime Grove Lenzie Glasgow (the "Company") in favour of Coutts & Company whose Registered Office is situate at 15 Lombard Street London EC3V 9AV ("the Bank").

1 This Debenture shall be a continuing security to the Bank for the payment and discharge and the Company binds and obliges itself to pay and discharge to the Bank on demand:

      i) all present and future indebtedness of the Company to the Bank on any current or other account with interest and bank charges and

      ii) all other liabilities whatsoever of the Company to the Bank present future actual or contingent and

      iii) all costs charges and expenses howsoever incurred by the Bank in relation to this Debenture or such indebtedness or liabilities on a full indemnity basis and

      iv) interest on the foregoing day by day from demand until full payment or discharge (as well after as before judgment) at the rate payable or deemed to be payable by the Company and as calculated and compounded in such manner as the Bank may from time to time determine.

            The costs and expenses referred to herein shall include (for avoidance of doubt) all amounts the Bank may from time to time require to compensate it for its internal management and administrative costs and expenses incurred in connection with the enforcement of this Debenture and recovery of the liabilities secured by it. A certificate signed by an officer of the Bank as to the amount of such costs and expenses incurred by the Bank from time to time shall for all purposes be conclusive evidence against and binding upon the Company.

2 The Company as beneficial owner and to the intent that the security created shall rank as a continuing security for all the said indebtedness liabilities costs charges expenses and interest hereinbefore in Clause 1 of this Debenture described Does Hereby in security thereof as aforesaid Grant in favour of the Bank a Floating Charge over the whole of the property which may from time to time while this security is in force be comprised in the property and undertaking of the Company; Provided and Declaring Always that the Floating Charge hereby created shall except as may otherwise be previously agreed in writing by the Bank and subject to Sub-Section (2) of Section 464 of the Companies Act 1985 as the same shall from time to time be amended or re-enacted (which Act as so amended or re-enacted is hereinafter referred to as the "the 1985 Act") rank in priority to any fixed security within the meaning of Sub-Section (1) of
      Section 486 of the 1985 Act (other than a fixed security in favour of the Bank) which shall have been or may after the execution hereof be created by the Company and to any other Floating Charge which shall have been or may be so created.

3 A certificate signed by a Manager of the Bank shall be sufficient to fix and ascertain the whole or any part of the said indebtedness liabilities costs charges expenses and interest hereinbefore in Clause 1 hereof described and to constitute a balance and charge against us and no suspension of a charge or of a threatened charge for payment of the balance so constituted shall pass nor any ____ of execution thereon be granted except on consignation.

4 The Company will keep all its heritable real and leasehold property in a good state of repair and condition and insured against such risks and in such office and for such amounts as the Bank may require or approve and failure to do so will entitle the Bank to do so at the expense of the Company and the Company will in addition effect and maintain such insurances as are normally maintained by prudent companies carrying on similar business.

5 The Company shall not be at liberty without the consent in writing of the Bank to:

      i) create any fixed security or floating charge ranking in priority to or pari passu with the Floating Charge hereby created or

      ii) sell the whole or (except in the ordinary course of business) any part of the Company's undertaking or deal with its books or other debts or securities for money otherwise than in the ordinary course of getting in and realising the same which expression shall not authorise the selling factoring or discounting by the Company of its book debts or

      iii) enter into any lease or sublease or accept the surrender of any lease or sublease of any of the heritable real or leasehold properties of the Company.

      For the purpose of this Clause 5, it is hereby declared for the avoidance of doubt that the date of creation of a fixed security over heritable property in Scotland shall be the date of its recording in the Register of Sasines or registration in the Land Register of Scotland and the date of creation of a floating charge shall be the date of its execution by the Company.

6 Whenever required by the Bank the Company shall grant in favour of the Bank or as the Bank shall direct and at the expense of the Company such specific or fixed security or charge over the whole or any part of the property and undertaking of the Company as shall be required by the Bank.

7 Immediately upon or at any time after the presentation of a petition applying for an administration order to be made in relation to the Company or in the event that notice demanding payment of any moneys hereby secured shall be served by the Bank on the Company or that the Bank shall be requested by the Company so to do the Bank shall subject always to the provisions of Section 51 of the Insolvency Act 1986 as the same shall from time to time be amended or re-enacted (which Act as so amended or re-enacted is hereinafter referred to as the 1986 Act) be entitled at any time thereafter by instrument in writing and without further notice to the Company to appoint any person to be a Receiver of the property hereby charged; and in addition and without prejudice to the foregoing provisions of this Clause in the event that any person appointed in pursuance thereof to be a Receiver as aforesaid shall be removed by the Court or shall otherwise cease to act as such then the Bank shall be entitled so to appoint another person as Receiver in his place.

8 A Receiver so appointed shall have and be entitled to exercise all powers conferred upon a Receiver by the 1986 Act.

9 The Company shall be solely responsible for the acts and defaults of any Receiver so appointed and for his remuneration costs charges and expenses including the costs charges and expenses of and incidental to his appointment.

10 If the Bank receives notice of any subsequent charge or other interest affecting any part of the property hereby charged the Bank may open a new account or accounts with the Company; if the Bank does not open a new account it shall nevertheless be treated as if it had done so at the time when it received notice and as from that time all payments made by the Company to the Bank shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Company to the Bank at the time when it received notice.

11 The Company hereby irrevocably appoints the Bank and any person nominated in writing under the hand of any officer of the Bank including every Receiver appointed hereunder as Attorney of the Company for the Company and in its name and on its behalf as its act and deed to execute seal and deliver and otherwise perfect any deed assurance agreement instrument or act which may be required or deemed proper for any of the purposes of this security.

12 In the exercise of the powers hereby conferred any Receiver may sever and sell plant machinery or other fixtures separately from the property to which they may be annexed.

13 The Company shall from time to time supply to the Bank such accounts or other information concerning the assets liabilities and affairs of the Company and its subsidiary or associated companies as the Bank may require.

14 In case the Company shall have more than one account with the Bank it shall be lawful for the Bank at any time and without any prior notice in that behalf forthwith to transfer all or any part of any balance standing to the credit of any such account to any other such account which may be in debit but the Bank shall notify the Company of the transfer having been made.

15 Nothing herein contained shall prejudice or affect any other securities or charges which the Bank already holds or may hereafter hold for any sum or sums due or which may after the date hereof become due by the Company to the Bank over any other property belonging to the Company it being always in the power of the Bank to allow all or any part of such securities or charges of the property to which they relate to be disposed of sold or abandoned without applying the same or the proceeds thereof towards payment of any sum to be hereby secured and the whole obligations hereby undertaken by the Company shall remain in full force and effect in the same manner and to the same extent as if no such securities or charges had ever existed.

16 The Bank may without prejudice to its rights under these presents and at its discretion grant to the Company or to any other persons or person liable with or for the Company any time or other indulgence and compound with it or them accede to trust deeds and draw dividends and that all without notice to the Company or to any other person concerned.

17 A demand or notice hereunder shall be in writing signed by an officer or agent of the Bank and may be served on the Company by hand or by post and either by delivering the same as to any officer of the Company at any place or by addressing the same to the Company at its registered office or a place of business last known to the Bank; if such demand or notice is sent by post it shall be deemed to have been received on the day following the day on which it was posted and shall be effective notwithstanding it be returned undelivered.

18 It is hereby certified that this Debenture does not contravene any of the provision of the Company's Memorandum and Articles of Association and has been executed in accordance therewith.

19 This Debenture shall be interpreted and receive effect according to the law of Scotland; and the Company consents to the registration hereof and of the aforesaid certificate for preservation and execution.

These presents were subscribed for and on behalf of the said

Eildon Electronics Limited

* and the Common Seal thereof was hereunto fixed


at

on the    10  day of  Oct     1996

                                                              Director

                                                              Director/Secretary


Received a completed copy of the within written Debenture Dated

this      10  day of  Oct     1996


                                                              Director/Secretary

* Delete if Company does not use Seal

Branch  _____________________

Account ____________________

Dated   _____________________

to

COUTTS & COMPANY

Debenture (Floating Charge) for all moneys by Company incorporated in Scotland

NBW 1014 (Revised May 1995) Mortgage Debenture

This Mortgage Debenture is dated __________, 19__

and is made between

--------------------------------------------------------------------------------

WILLCOX AND GIBBS LIMITED REGISTERED NUMBER 99209

whose registered office is at 44 SPRINGWOOD DRIVE SPRINGWOOD INDUSTRIAL ESTATE BRAINTREE ESSEX CM7 2YN
--------------------------------------------------------------------------------

("the Company") of the one part and Coutts & Company ("the Bank") of the other part whose address for service of any documents relating to this Mortgage Debenture is its Branch at

------------------------------------
COMMERCIAL BANKING
15 LOMBARD STREET
LONDON
EC3V 9AU
------------------------------------  or such other address as the Bank may notify the Company of in writing from time to time.

1. The Company hereby covenants to pay to the Bank on demand the sum of One pound ((pound)1) and to pay and discharge on demand all moneys obligations and liabilities (whether present or future actual or contingent) which may now or at any time hereafter be or become due owing or incurred by the Company to the Bank on any account or otherwise howsoever (whether solely or jointly with any other person and whether as principal or surety) together with interest and other bank charges so that interest shall be calculated and compounded in accordance with the practice of the Bank from time to time as well after as before any demand made or judgment obtained hereunder.

2. The Company with full title guarantee and to the intent that the security created shall rank as a continuing security hereby charges with the payment or discharge of all moneys obligations and liabilities hereby covenanted to be paid or discharged (together with all costs and expenses howsoever incurred by the Bank in connection with this Mortgage Debenture on a full indemnity basis):

      (i) by way of legal mortgage any property referred to in the Schedule hereto (the legally mortgaged property) and the proceeds of sale thereof

      (ii) by way of specific equitable charge all estates or interests in any freehold and leasehold property (except the legally mortgaged property) now and at any time during the continuance of this security belonging to or charged to the Company (the equitably charged property) and the proceeds of sale thereof

      (iii) by way of specific charge all plant machinery vehicles computers and office and other equipment both present and future (excluding all stock in trade) and the full benefit of all warrants and maintenance contracts for any of the same

      (iv) by way of specific charge all stock shares and other securities now and at any time during the continuance of this security belonging to the Company either in or issued by any of its subsidiary companies or any other company and all dividends and other rights in relation thereto

      (v) by way of specific charge all book debts and other debts (including without limitation rents) now and from time to time due or owing to the Company

      (vi) by way of specific charge its goodwill and the benefit of any licenses and all patents patent applications inventions trade marks trade names registered designs copyrights know-how and any other intellectual property rights

      (vii) by way of floating security its undertaking and all its property assets and rights whatsoever and wheresoever present and/or future including those for the time being charged by way of specific charge pursuant to the foregoing paragraphs if and to the extent that such charges as aforesaid shall fail as specific charges but without prejudice to any such specific charges as shall continue to be effective.

The costs and expenses referred to above shall include (for avoidance of doubt) all amounts the Bank may from time to time require to compensate it for its internal management and administrative costs and expenses incurred in connection with the enforcement of this Mortgage Debenture and recovery of the liabilities secured by it. A certificate signed by an officer of the Bank as to the amount of such costs and expenses incurred by the Bank from time to time shall for all purposes be conclusive evidence against and binding upon the Company.

3. With reference to the equitably charged property and the property charged pursuant to Clause 2(iv):

(a)   The Company undertakes

      (i) to deposit with the Bank the deeds and documents of title or share certificates relating thereto

      (ii) at any time upon request to execute over all or any part thereof a charge by way of legal mortgage and any appropriate transfer or other forms instruments or instructions in the case of the stocks and shares in favour of the Bank or its nominee in such form as the Bank shall require

(b) The Bank shall not be entitled to exercise or control the exercise of any voting rights of any relevant shares (as defined below) comprised therein unless and until notice demanding payment of any moneys hereby secured shall have been served by the Bank on the Company. "Relevant shares" are any shares which are comprised in a public company's relevant share capital within the meaning of Section 198 of the Companies Act 1985. This restriction shall also apply to any relevant shares forming part of this security which may be registered in the name of the Bank or any nominee.

4. With reference to the legally mortgaged property and the equitably charged property the Company agrees:

      (i) to keep it in a good state of repair and condition and insured against such risks and in such office and for such amounts as the Bank may require or approve and that failure to do so will entitle the Bank to do so at the expense of the Company and as agent of the Company without thereby becoming a mortgagee in possession

      (ii) that the statutory power of leasing and/or accepting surrenders of leases conferred on mortgagors shall not be exercised by the Company without the consent in writing of the Bank but the Bank may grant or accept surrenders of leases without restriction

      (iii) not to part with the possession of it or any part thereof nor confer upon any person firm company or body whatsoever any license right or interest to occupy it or any part thereof without the consent in writing of the Bank.

5. With reference to the book debts and other debts hereby specifically charged the Company shall pay into the Company's account with the Bank all moneys which it may receive in respect to such debts and shall not without the prior consent in writing of the Bank sell factor discount or otherwise charge or assign the same in favour of any other person or purport to do so and the Company shall if called upon to do so by the Bank from time to time exercise legal assignments of such book debts and other debts to the Bank.

6. With reference to the property assets and rights subject to the floating charge:

      (i) the Company shall not be at liberty without the consent in writing of the Bank to:

            (a) create any mortgage or charge ranking in priority to or pari passu with that charge and/or

            (b) sell the whole or except in the ordinary course of business any part of the Company's undertaking; and

      (ii) the Company agrees to effect and maintain such insurances as are normally maintained by prudent companies carrying on similar businesses; and

      (iii) the Bank may by notice to the Company convert the floating charge into a specific charge as regards any assets specified in the notice which the Bank shall consider to be in danger of being seized or sold under any form of distress or execution levied or threatened and may appoint a receiver thereof.

7. Section 103 of the Law of Property Act 1925 ("the 1925 Act") shall not apply to this security which shall immediately become enforceable and the power of sale and other powers conferred by section 101 of the 1925 Act as varied or extended by this security shall be immediately exercisable at any time after notice demanding payment of any moneys hereby secured shall have been served by the Bank on the Company.

8. At any time after this security shall have become enforceable and in any event immediately upon or at any time after the presentation of a petition applying for an administration order to be made in relation to the Company the Bank may by writing under the hand of any Manager of the Bank appoint any person (or persons) to be receiver of the property hereby charged or any part thereof. Where two or more persons are appointed to be receivers the Bank will in the appointment declare whether any act required or authorised to be done by such receivers is to be done by any one or more of such receivers for the time being holding office. Any receiver shall be the agent of the Company and the Company shall be solely responsible for his acts or defaults and for his remuneration. Where any receiver is appointed by the Bank as an administrative receiver (as that term is used in the Insolvency Act 1986) such administrative receiver shall have all the powers of an administrative receiver specified in Schedule 1 of the Insolvency Act 1986 or any statutory modification or re-enactment thereof. Any references in this security to receiver shall, except where the context does not permit include a reference to any such administrative receiver. Where any receiver is appointed by the Bank to be a receiver of part only of the property hereby charged and is not therefore an administrative receiver (as that term is used in the Insolvency Act 1986) such receiver shall have all the powers specified in Schedule 1 to the Insolvency Act 1986 which he would have were he an administrative receiver insofar as such powers are or might be appropriate to the receivership of the property of the Company in respect of which he has been appointed.

9. All moneys received by any receiver shall be applied by him in the following order:

      (i) in payment of the costs charges and expenses of and incidental to the appointment of the receiver and the exercise of all or any of his powers and of all outgoings paid by him

      (ii) in payment of remuneration of the receiver at such rates as may be agreed between him and the Bank at or at any time after his appointment

      (iii) in or towards discharge of the liabilities hereby secured in such order as the Bank may from time to time require

      (iv) the surplus (if any) shall be paid to the Company or other person entitled to it.

10. The powers conferred on mortgagees or receivers by the 1925 Act shall apply to this security except in so far as they are expressly or impliedly excluded and where there is any ambiguity or conflict between the powers contained in the 1925 Act and those contained in this security the terms of this security shall prevail.

11. If the Bank receives or is deemed to be affected by notice whether actual or constructive of any subsequent charge or other interest affecting any part of the property hereby charged or the proceeds of sale thereof the Bank may open a new account or accounts with any person for whose liabilities this Mortgage Debenture is available as security. If the Bank does not open a new account it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made to the Bank shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Mortgage Debenture is security.

12. The Company hereby irrevocably appoints each of the Bank and any person nominated in writing under the hand of any officer of the Bank including every receiver hereunder as Attorney of the Company with full power of substitution for the Company and in its name and on its behalf and its act and deed to execute seal and deliver and otherwise perfect or do any deed assurance agreement instrument or act which may be required or deemed proper for any of the purposes of this security.

13. In the exercise of the powers hereby conferred the Bank or any receiver may sever and sell plant machinery or other fixtures separately from the property to which they may be annexed.

14. The Company shall from time to time supply to the Bank such accounts or other information concerning the assets liabilities and affairs of the Company its subsidiary or associated companies as the Bank may require.

15. In case the Company shall have more than one account with the Bank it shall be lawful for the Bank at any time and without any prior notice forthwith to transfer all or any part of any balance standing to the credit of any such account (whether current or otherwise or subject to notice or not) to any other such account which may be in debit but the Bank shall notify the Company of the transfer having been made. If any credit balance is in a different currency from any debit balance the Bank shall be entitled to utilise currency of the credit balance for the purchase at its spot rate of exchange of an amount in the currency of the debit balance not exceeding the amount of such debit balance and also to pay out of the credit balance any additional sum which the Bank may be required to pay for such currency.

16. The security from time to time constituted by or pursuant to this Mortgage Debenture shall be in addition to and shall be independent of any other security which the Bank may now or at any time hold on all or any part of the assets of the Company for or in respect of all or any part of the moneys obligations and liabilities hereby covenanted to be paid or discharged and it is hereby declared that no prior security held by the Bank over the property hereby charged or any part of it shall merge in the security created hereby or pursuant hereto.

17. A demand or notice hereunder shall be in writing signed by an officer or agent of the Bank and may be served on the Company by hand or by post or by facsimile machine (fax) and in the case of service by hand either by delivering the same to any officer of the Company at any place or leaving the same addressed to the Company at its registered office or a place of business last known to the Bank. If such demand or notice is sent by post or by fax it shall be deemed to have been received if posted on the day following the day on which it was posted and if sent by fax at the time of transmission and shall be effective notwithstanding it be returned undelivered. The Bank may use the last fax number of the Company known to it and transmission may be proved by production of an activity or transmission report which purports to indicate the transmission of a message to such a number.

18. It is hereby certified that this Mortgage Debenture does not contravene any of the provisions of the Company's Memorandum and Articles of Association and has been executed in accordance therewith.

19. This Mortgage Debenture shall be governed by and construed in accordance with the Laws of England.

In Witness whereof this Deed has been executed by the Company the day and year first before written.

The Schedule

--------------------------------------------------------------------------------

LAND CERTIFICATE OF THE FOLLOWING PROPERTY:

DISTRICT OF
LONDON BOROUGH:   BRAINTREE

TITLE NUMBERS:    EX 378685
                  EX 392996

PROPERTY:      PLOT 12 SPRINGWOOD INDUSTRIAL ESTATE BRAINTREE (ALSO KNOWN AS 44
               SPRINGWOOD DRIVE) AND LAND LYING SOUTH EAST OF SPRINGWOOD DRIVE
               BRAINTREE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Executed as a Deed by the Company acting by

_______________________________________________              Director

Name in full
(in block letters)____________________________

______________________________________________               *Director/Secretary

Name in full
(in block letters)____________________________

*delete as applicable

or alternatively:

The Common Seal of

     WILLCOX AND GIBBS LIMITED

was hereunto affixed
in the presence of

______________________________________________               Director

______________________________________________               Secretary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For and on behalf of the Bank

Authorised Signatory

-------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We acknowledge receipt of a complete copy of this document


                                             -----------------------------------
                                                             Signature

--------------------------------------------------------------------------------

This Mortgage Debenture is dated                __________, 19__

and is made between

--------------------------------------------------------------------------------

FOREST NEEDLE COMPANY LIMITED REGISTERED NUMBER 2322017

whose registered office is at 44 SPRINGWOOD DRIVE SPRINGWOOD INDUSTRIAL ESTATE BRAINTREE ESSEX CM7 2YN

--------------------------------------------------------------------------------

("the Company") of the one part and Coutts & Company ("the Bank") of the other part whose address for service of any documents relating to this Mortgage Debenture is its Branch at

----------------------------------------
COMMERCIAL BANKING
15 LOMBARD STREET
LONDON
EC3V 9AU
----------------------------------------or such other address as the Bank may notify the Company of in writing from time to time.

1. The Company hereby covenants to pay to the Bank on demand the sum of One pound ((pound)1) and to pay and discharge on demand all moneys obligations and liabilities (whether present or future actual or contingent) which may now or at any time hereafter be or become due owing or incurred by the Company to the Bank on any account or otherwise howsoever (whether solely or jointly with any other person and whether as principal or surety) together with interest and other bank charges so that interest shall be calculated and compounded in accordance with the practice of the Bank from time to time as well after as before any demand made or judgment obtained hereunder.

2. The Company with full title guarantee and to the intent that the security created shall rank as a continuing security hereby charges with the payment or discharge of all moneys obligations and liabilities hereby covenanted to be paid or discharged (together with all costs and expenses howsoever incurred by the Bank in connection with this Mortgage Debenture on a full indemnity basis):

      (i) by way of legal mortgage any property referred to in the Schedule hereto (the legally mortgaged property) and the proceeds of sale thereof

      (ii) by way of specific equitable charge all estates or interests in any freehold and leasehold property (except the legally mortgaged property) now and at any time during the continuance of this security belonging to or charged to the Company (the equitably charged property) and the proceeds of sale thereof

      (iii) by way of specific charge all plant machinery vehicles computers and office and other equipment both present and future (excluding all stock in trade) and the full benefit of all warrants and maintenance contracts for any of the same

      (iv) by way of specific charge all stock shares and other securities now and at any time during the continuance of this security belonging to the Company either in or issued by any of its subsidiary companies or any other company and all dividends and other rights in relation thereto

      (v) by way of specific charge all book debts and other debts (including without limitation rents) now and from time to time due or owing to the Company

      (vi) by way of specific charge its goodwill and the benefit of any licenses and all patents patent applications inventions trade marks trade names registered designs copyrights know-how and any other intellectual property rights

      (vii) by way of floating security its undertaking and all its property assets and rights whatsoever and wheresoever present and/or future including those for the time being charged by way of specific charge pursuant to the foregoing paragraphs if and to the extent that such charges as aforesaid shall fail as specific charges but without prejudice to any such specific charges as shall continue to be effective.

The costs and expenses referred to above shall include (for avoidance of doubt) all amounts the Bank may from time to time require to compensate it for its internal management and administrative costs and expenses incurred in connection with the enforcement of this Mortgage Debenture and recovery of the liabilities secured by it. A certificate signed by an officer of the Bank as to the amount of such costs and expenses incurred by the Bank from time to time shall for all purposes be conclusive evidence against and binding upon the Company.

3. With reference to the equitably charged property and the property charged pursuant to Clause 2(iv):

(a)   The Company undertakes

      (i) to deposit with the Bank the deeds and documents of title or share certificates relating thereto

      (ii) at any time upon request to execute over all or any part thereof a charge by way of legal mortgage and any appropriate transfer or other forms instruments or instructions in the case of the stocks and shares in favour of the Bank or its nominee in such form as the Bank shall require.

(b) The Bank shall not be entitled to exercise or control the exercise of any voting rights of any relevant shares (as defined below) comprised therein unless and until notice demanding payment of any moneys hereby secured shall have been served by the Bank on the Company. "Relevant shares" are any shares which are comprised in a public company's relevant share capital within the meaning of Section 198 of the Companies Act 1985. This restriction shall also apply to any relevant shares forming part of this security which may be registered in the name of the Bank or any nominee.

4. With reference to the legally mortgaged property and the equitably charged property the Company agrees:

      (i) to keep it in a good state of repair and condition and insured against such risks and in such office and for such amounts as the Bank may require or approve and that failure to do so will entitle the Bank to do so at the expense of the Company and as agent of the Company without thereby becoming a mortgagee in possession

      (ii) that the statutory power of leasing and/or accepting surrenders of leases conferred on mortgagors shall not be exercised by the Company without the consent in writing of the Bank but the Bank may grant or accept surrenders of leases without restriction

      (iii) not to part with the possession of it or any part thereof nor confer upon any person firm company or body whatsoever any license right or interest to occupy it or any part thereof without the consent in writing of the Bank.

5. With reference to the book debts and other debts hereby specifically charged the Company shall pay into the Company's account with the Bank all moneys which it may receive in respect to such debts and shall not without the prior consent in writing of the Bank sell factor discount or otherwise charge or assign the same in favour of any other person or purport to do so and the Company shall if called upon to do so by the Bank from time to time exercise legal assignments of such book debts and other debts to the Bank.

6. With reference to the property assets and rights subject to the floating charge:

      (i) the Company shall not be at liberty without the consent in writing of the Bank to:

            (a) create any mortgage or charge ranking in priority to or pari passu with that charge and/or

            (b) sell the whole or except in the ordinary course of business any part of the Company's undertaking; and

      (ii) the Company agrees to effect and maintain such insurances as are normally maintained by prudent companies carrying on similar businesses; and

      (iii) the Bank may by notice to the Company convert the floating charge into a specific charge as regards any assets specified in the notice which the Bank shall consider to be in danger of being seized or sold under any form of distress or execution levied or threatened and may appoint a receiver thereof.

7. Section 103 of the Law of Property Act 1925 ("the 1925 Act") shall not apply to this security which shall immediately become enforceable and the power of sale and other powers conferred by section 101 of the 1925 Act as varied or extended by this security shall be immediately exercisable at any time after notice demanding payment of any moneys hereby secured shall have been served by the Bank on the Company.

8. At any time after this security shall have become enforceable and in any event immediately upon or at any time after the presentation of a petition applying for an administration order to be made in relation to the Company the Bank may by writing under the hand of any Manager of the Bank appoint any person (or persons) to be receiver of the property hereby charged or any part thereof. Where two or more persons are appointed to be receivers the Bank will in the appointment declare whether any act required or authorised to be done by such receivers is to be done by any one or more of such receivers for the time being holding office. Any receiver shall be the agent of the Company and the Company shall be solely responsible for his acts or defaults and for his remuneration. Where any receiver is appointed by the Bank as an administrative receiver (as that term is used in the Insolvency Act 1986) such administrative receiver shall have all the powers of an administrative receiver specified in Schedule 1 of the Insolvency Act 1986 or any statutory modification or re-enactment thereof. Any references in this security to receiver shall, except where the context does not permit include a reference to any such administrative receiver. Where any receiver is appointed by the Bank to be a receiver of part only of the property hereby charged and is not therefore an administrative receiver (as that term is used in the Insolvency Act 1986) such receiver shall have all the powers specified in Schedule 1 to the Insolvency Act 1986 which he would have were he an administrative receiver insofar as such powers are or might be appropriate to the receivership of the property of the Company in respect of which he has been appointed.

9. All moneys received by any receiver shall be applied by him in the following order:

      (i) in payment of the costs charges and expenses of and incidental to the appointment of the receiver and the exercise of all or any of his powers and of all outgoings paid by him

      (ii) in payment of remuneration of the receiver at such rates as may be agreed between him and the Bank at or at any time after his appointment

      (iii) in or towards discharge of the liabilities hereby secured in such order as the Bank may from time to time require

      (iv) the surplus (if any) shall be paid to the Company or other person entitled to it.

10. The powers conferred on mortgagees or receivers by the 1925 Act shall apply to this security except in so far as they are expressly or impliedly excluded and where there is any ambiguity or conflict between the powers contained in the 1925 Act and those contained in this security the terms of this security shall prevail.

11. If the Bank receives or is deemed to be affected by notice whether actual or constructive of any subsequent charge or other interest affecting any part of the property hereby charged or the proceeds of sale thereof the Bank may open a new account or accounts with any person for whose liabilities this Mortgage Debenture is available as security. If the Bank does not open a new account it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made to the Bank shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Mortgage Debenture is security.

12. The Company hereby irrevocably appoints each of the Bank and any person nominated in writing under the hand of any officer of the Bank including every receiver hereunder as Attorney of the Company with full power of substitution for the Company and in its name and on its behalf and its act and deed to execute seal and deliver and otherwise perfect or do any deed assurance agreement instrument or act which may be required or deemed proper for any of the purposes of this security.

13. In the exercise of the powers hereby conferred the Bank or any receiver may sever and sell plant machinery or other fixtures separately from the property to which they may be annexed.

14. The Company shall from time to time supply to the Bank such accounts or other information concerning the assets liabilities and affairs of the Company its subsidiary or associated companies as the Bank may require.

15. In case the Company shall have more than one account with the Bank it shall be lawful for the Bank at any time and without any prior notice forthwith to transfer all or any part of any balance standing to the credit of any such account (whether current or otherwise or subject to notice or not) to any other such account which may be in debit but the Bank shall notify the Company of the transfer having been made. If any credit balance is in a different currency from any debit balance the Bank shall be entitled to utilise currency of the credit balance for the purchase at its spot rate of exchange of an amount in the currency of the debit balance not exceeding the amount of such debit balance and also to pay out of the credit balance any additional sum which the Bank may be required to pay for such currency.

16. The security from time to time constituted by or pursuant to this Mortgage Debenture shall be in addition to and shall be independent of any other security which the Bank may now or at any time hold on all or any part of the assets of the Company for or in respect of all or any part of the moneys obligations and liabilities hereby covenanted to be paid or discharged and it is hereby declared that no prior security held by the Bank over the property hereby charged or any part of it shall merge in the security created hereby or pursuant hereto.

17. A demand or notice hereunder shall be in writing signed by an officer or agent of the Bank and may be served on the Company by hand or by post or by facsimile machine (fax) and in the case of service by hand either by delivering the same to any officer of the Company at any place or leaving the same addressed to the Company at its registered office or a place of business last known to the Bank. If such demand or notice is sent by post or by fax it shall be deemed to have been received if posted on the day following the day on which it was posted and if sent by fax at the time of transmission and shall be effective notwithstanding it be returned undelivered. The Bank may use the last fax number of the Company known to it and transmission may be proved by production of an activity or transmission report which purports to indicate the transmission of a message to such a number.

18. It is hereby certified that this Mortgage Debenture does not contravene any of the provisions of the Company's Memorandum and Articles of Association and has been executed in accordance therewith.

19. This Mortgage Debenture shall be governed by and construed in accordance with the Laws of England.

In Witness whereof this Deed has been executed by the Company the day and year first before written.

The Schedule
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Executed as a Deed by the Company acting by

_______________________________________________              Director

Name in full
(in block letters)____________________________

______________________________________________               *Director/Secretary

Name in full
(in block letters)____________________________

*delete as applicable

or alternatively:

The Common Seal of

FOREST NEEDLE COMPANY LIMITED

was hereunto affixed
in the presence of

______________________________________________               Director

______________________________________________               Secretary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For and on behalf of the Bank

Authorised Signatory

-------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We acknowledge receipt of a complete copy of this document


                                             -----------------------------------
                                                             Signature

--------------------------------------------------------------------------------

Certificate of the Registration of a Mortgage or Charge
Pursuant to Section 401 (2) of the Companies Act 1985

I hereby certify that a Mortgage or Charge dated the __________ day of __________________ One Thousand nine hundred and __________ and enacted by
___________________________ ______________________________________________ for
securing all moneys now due, or hereafter to become due, or from time to time accruing due from the Company to Coutts & Company on any account whatsoever was registered pursuant to Section 395 of the

Companies Act 1985 on the __________ day of ___________________________________

One thousand nine hundred and ________________________________

Given under my hand at Cardiff this ______________ day of _____________________

One Thousand nine hundred and ________________________________

                                                          Registrar of Companies

This Release made the _____________________ day of ____________________________

One thousand nine hundred and __________________________________________ between the within-named Coutts & Company ("the Bank") of the one part and the within-named of the other part Witnesses that the Bank as Mortgagee hereby releases all and singular the property now comprised in or charged by the within-written Deed from all moneys secured by and from all claims and demands under the within written Deed.


In Witness whereof this Deed has been executed by the Bank the day and year first before written.

The Common Seal of
Coutts & Company
was hereunto affixed
in the presence of


Authorised Sealing Officer

This Mortgage Debenture is dated                __________, 19__

and is made between

--------------------------------------------------------------------------------

MORRIS & INGRAM (TEXTILES) LIMITED REGISTERED NUMBER 2728664

whose registered office is at 44 SPRINGWOOD DRIVE SPRINGWOOD INDUSTRIAL ESTATE BRAINTREE ESSEX CM7 2YN

--------------------------------------------------------------------------------

("the Company") of the one part and Coutts & Company ("the Bank") of the other part whose address for service of any documents relating to this Mortgage Debenture is its Branch at

-----------------------------------------

COMMERCIAL BANKING
15 LOMBARD STREET
LONDON
EC3V 9AU

----------------------------------------- or such other address as the Bank may notify the Company of in writing from time to time.

1._______The Company hereby covenants to pay to the Bank on demand the sum of One pound ((pound)1) and to pay and discharge on demand all moneys obligations and liabilities (whether present or future actual or contingent) which may now or at any time hereafter be or become due owing or incurred by the Company to the Bank on any account or otherwise howsoever (whether solely or jointly with any other person and whether as principal or surety) together with interest and other bank charges so that interest shall be calculated and compounded in accordance with the practice of the Bank from time to time as well after as before any demand made or judgment obtained hereunder.

2._______The Company with full title guarantee and to the intent that the security created shall rank as a continuing security hereby charges with the payment or discharge of all moneys obligations and liabilities hereby covenanted to be paid or discharged (together with all costs and expenses howsoever incurred by the Bank in connection with this Mortgage Debenture on a full indemnity basis):

      (i) by way of legal mortgage any property referred to in the Schedule hereto (the legally mortgaged property) and the proceeds of sale thereof

      (ii) by way of specific equitable charge all estates or interests in any freehold and leasehold property (except the legally mortgaged property) now and at any time during the continuance of this security belonging to or charged to the Company (the equitably charged property) and the proceeds of sale thereof

      (iii) by way of specific charge all plant machinery vehicles computers and office and other equipment both present and future (excluding all stock in trade) and the full benefit of all warrants and maintenance contracts for any of the same

      (iv) by way of specific charge all stock shares and other securities now and at any time during the continuance of this security belonging to the Company either in or issued by any of its subsidiary companies or any other company and all dividends and other rights in relation thereto

      (v) by way of specific charge all book debts and other debts (including without limitation rents) now and from time to time due or owing to the Company

      (vi) by way of specific charge its goodwill and the benefit of any licenses and all patents patent applications inventions trade marks trade names registered designs copyrights know-how and any other intellectual property rights

      (vii) by way of floating security its undertaking and all its property assets and rights whatsoever and wheresoever present and/or future including those for the time being charged by way of specific charge pursuant to the foregoing paragraphs if and to the extent that such charges as aforesaid shall fail as specific charges but without prejudice to any such specific charges as shall continue to be effective.

The costs and expenses referred to above shall include (for avoidance of doubt) all amounts the Bank may from time to time require to compensate it for its internal management and administrative costs and expenses incurred in connection with the enforcement of this Mortgage Debenture and recovery of the liabilities secured by it. A certificate signed by an officer of the Bank as to the amount of such costs and expenses incurred by the Bank from time to time shall for all purposes be conclusive evidence against and binding upon the Company.

3. With reference to the equitably charged property and the property charged pursuant to Clause 2(iv):

(a)   The Company undertakes

      (i) to deposit with the Bank the deeds and documents of title or share certificates relating thereto

      (ii) at any time upon request to execute over all or any part thereof a charge by way of legal mortgage and may appropriate transfer or other forms instruments or instructions in the case of the stocks and shares in favour of the Bank or its nominee in such form as the Bank shall require.

(b) The Bank shall not be entitled to exercise or control the exercise of any voting rights of any relevant shares (as defined below) comprised therein unless and until notice demanding payment of any moneys hereby secured shall have been served by the Bank on the Company. "Relevant shares" are any shares which are comprised in a public company's relevant share capital within the meaning of Section 198 of the Companies Act 1985. This restriction shall also apply to any relevant shares forming part of this security which may be registered in the name of the Bank or any nominee.

4. With reference to the legally mortgaged property and the equitably charged property the Company agrees:

      (i) to keep it in a good state of repair and condition and insured against such risks and in such office and for such amounts as the Bank may require or approve and that failure to do so will entitle the Bank to do so at the expense of the Company and as agent of the Company without thereby becoming a mortgagee in possession

      (ii) that the statutory power of leasing and/or accepting surrenders of leases conferred on mortgagors shall not be exercised by the Company without the consent in writing of the Bank but the Bank may grant or accept surrenders of leases without restriction

      (iii) not to part with the possession of it or any part thereof nor confer upon any person firm company or body whatsoever any license right or interest to occupy it or any part thereof without the consent in writing of the Bank.

5. With reference to the book debts and other debts hereby specifically charged the Company shall pay into the Company's account with the Bank all moneys which it may receive in respect to such debts and shall not without the prior consent in writing of the Bank sell factor discount or otherwise charge or assign the same in favour of any other person or purport to do so and the Company shall if called upon to do so by the Bank from time to time exercise legal assignments of such book debts and other debts to the Bank.

6. With reference to the property assets and rights subject to the floating charge:

      (i) the Company shall not be at liberty without the consent in writing of the Bank to:

            (a) create any mortgage or charge ranking in priority to or pari passu with that charge and/or

            (b) sell the whole or except in the ordinary course of business any part of the Company's undertaking; and

      (ii) the Company agrees to effect and maintain such insurances as are normally maintained by prudent companies carrying on similar businesses; and

      (iii) the Bank may by notice to the Company convert the floating charge into a specific charge as regards any assets specified in the notice which the Bank shall consider to be in danger of being seized or sold under any form of distress or execution levied or threatened and may appoint a receiver thereof.

7. Section 103 of the Law of Property Act 1925 ("the 1925 Act") shall not apply to this security which shall immediately become enforceable and the power of sale and other powers conferred by section 101 of the 1925 Act as varied or extended by this security shall be immediately exercisable at any time after notice demanding payment of any moneys hereby secured shall have been served by the Bank on the Company.

8. At any time after this security shall have become enforceable and in any event immediately upon or at any time after the presentation of a petition applying for an administration order to be made in relation to the Company the Bank may by writing under the hand of any Manager of the Bank appoint any person (or persons) to be receiver of the property hereby charged or any part thereof. Where two or more persons are appointed to be receivers the Bank will in the appointment declare whether any act required or authorised to be done by such receivers is to be done by any one or more of such receivers for the time being holding office. Any receiver shall be the agent of the Company and the Company shall be solely responsible for his acts or defaults and for his remuneration. Where any receiver is appointed by the Bank as an administrative receiver (as that term is used in the Insolvency Act 1986) such administrative receiver shall have all the powers of an administrative receiver specified in Schedule 1 of the Insolvency Act 1986 or any statutory modification or re-enactment thereof. Any references in this security to receiver shall, except where the context does not permit include a reference to any such administrative receiver. Where any receiver is appointed by the Bank to be a receiver of part only of the property hereby charged and is not therefore an administrative receiver (as that term is used in the Insolvency Act 1986) such receiver shall have all the powers specified in Schedule 1 to the Insolvency Act 1986 which he would have were he an administrative receiver insofar as such powers are or might be appropriate to the receivership of the property of the Company in respect of which he has been appointed.

9. All moneys received by any receiver shall be applied by him in the following order:

      (i) in payment of the costs charges and expenses of and incidental to the appointment of the receiver and the exercise of all or any of his powers and of all outgoings paid by him

      (ii) in payment of remuneration of the receiver at such rates as may be agreed between him and the Bank at or at any time after his appointment

      (iii) in or towards discharge of the liabilities hereby secured in such order as the Bank may from time to time require

      (iv) the surplus (if any) shall be paid to the Company or other person entitled to it.

10. The powers conferred on mortgagees or receivers by the 1925 Act shall apply to this security except in so far as they are expressly or impliedly excluded and where there is any ambiguity or conflict between the powers contained in the 1925 Act and those contained in this security the terms of this security shall prevail.

11. If the Bank receives or is deemed to be affected by notice whether actual or constructive of any subsequent charge or other interest affecting any part of the property hereby charged or the proceeds of sale thereof the Bank may open a new account or accounts with any person for whose liabilities this Mortgage Debenture is available as security. If the Bank does not open a new account it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made to the Bank shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Mortgage Debenture is security.

12. The Company hereby irrevocably appoints each of the Bank and any person nominated in writing under the hand of any officer of the Bank including every receiver hereunder as Attorney of the Company with full power of substitution for the Company and in its name and on its behalf and its act and deed to execute seal and deliver and otherwise perfect or do any deed assurance agreement instrument or act which may be required or deemed proper for any of the purposes of this security.

13. In the exercise of the powers hereby conferred the Bank or any receiver may sever and sell plant machinery or other fixtures separately from the property to which they may be annexed.

14. The Company shall from time to time supply to the Bank such accounts or other information concerning the assets liabilities and affairs of the Company its subsidiary or associated companies as the Bank may require.

15. In case the Company shall have more than one account with the Bank it shall be lawful for the Bank at any time and without any prior notice forthwith to transfer all or any part of any balance standing to the credit of any such account (whether current or otherwise or subject to notice or not) to any other such account which may be in debit but the Bank shall notify the Company of the transfer having been made. If any credit balance is in a different currency from any debit balance the Bank shall be entitled to utilise currency of the credit balance for the purchase at its spot rate of exchange of an amount in the currency of the debit balance not exceeding the amount of such debit balance and also to pay out of the credit balance any additional sum which the Bank may be required to pay for such currency.

16. The security from time to time constituted by or pursuant to this Mortgage Debenture shall be in addition to and shall be independent of any other security which the Bank may now or at any time hold on all or any part of the assets of the Company for or in respect of all or any part of the moneys obligations and liabilities hereby covenanted to be paid or discharged and it is hereby declared that no prior security held by the Bank over the property hereby charged or any part of it shall merge in the security created hereby or pursuant hereto.

17. A demand or notice hereunder shall be in writing signed by an officer or agent of the Bank and may be served on the Company by hand or by post or by facsimile machine (fax) and in the case of service by hand either by delivering the same to any officer of the Company at any place or leaving the same addressed to the Company at its registered office or a place of business last known to the Bank. If such demand or notice is sent by post or by fax it shall be deemed to have been received if posted on the day following the day on which it was posted and if sent by fax at the time of transmission and shall be effective notwithstanding it be returned undelivered. The Bank may use the last fax number of the Company known to it and transmission may be proved by production of an activity or transmission report which purports to indicate the transmission of a message to such a number.

18. It is hereby certified that this Mortgage Debenture does not contravene any of the provisions of the Company's Memorandum and Articles of Association and has been executed in accordance therewith.

19. This Mortgage Debenture shall be governed by and construed in accordance with the Laws of England.

In Witness whereof this Deed has been executed by the Company the day and year first before written.

The Schedule

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Executed as a Deed by the Company acting by

_______________________________________________              Director

Name in full
(in block letters)____________________________

______________________________________________               *Director/Secretary

Name in full
(in block letters)____________________________

*delete as applicable

or alternatively:

The Common Seal of

MORRIS & INGRAM (TEXTILES) LIMITED

was hereunto affixed
in the presence of

______________________________________________               Director

______________________________________________               Secretary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For and on behalf of the Bank

Authorised Signatory

-------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We acknowledge receipt of a complete copy of this document


                                             -----------------------------------
                                                             Signature

--------------------------------------------------------------------------------

Certificate of the Registration of a Mortgage or Charge
Pursuant to Section 401 (2) of the Companies Act 1985

I hereby certify that a Mortgage or Charge dated the __________ day of __________________ One Thousand nine hundred and __________ and enacted by
___________________________ ______________________________________________ for
securing all moneys now due, or hereafter to become due, or from time to time accruing due from the Company to Coutts & Company on any account whatsoever was registered pursuant to Section 395 of the

Companies Act 1985 on the __________ day of ___________________________________

One Thousand nine hundred and ________________________________

Given under my hand at Cardiff this ______________ day of _____________________

One thousand nine hundred and ________________________________

                                                          Registrar of Companies

This Release made the _____________________ day of ____________________________

One Thousand nine hundred and __________________________________________ between the within-named Coutts & Company ("the Bank") of the one part and the within-named of the other part Witnesses that the Bank as Mortgagee hereby releases all and singular the property now comprised in or charged by the within-written Deed from all moneys secured by and from all claims and demands under the within written Deed.


In Witness whereof this Deed has been executed by the Bank the day and year first before written.

The Common Seal of
Coutts & Company
was hereunto affixed
in the presence of


Authorised Sealing Officer